UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FORM N-Q

MARCH 31, 2011

Schedule of investments (unaudited)

March 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 58.2%
Argentina — 5.1%
Republic of Argentina	7.820%	12/31/33	12,130,521	EUR	$13,194,375	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,079,790		968,031
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	23,241,004	EUR	4,713,304	(a)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	4,205,000		700,133	(a)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	2,787,000		2,839,256
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,025,000		2,851,062
Republic of Argentina, Senior Bonds	2.260%	12/31/38	482,573	EUR	253,044
Republic of Argentina, Senior Notes	8.750%	6/2/17	5,914,660		6,083,228
Total Argentina					31,602,433
Brazil — 6.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,768,000	BRL	1,585,172
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	48,706,000	BRL	26,461,261
Federative Republic of Brazil	7.125%	1/20/37	8,528,250		10,127,297
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	1,550,000		1,588,750
Total Brazil					39,762,480
Chile — 0.4%
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,579,985
Colombia — 4.5%
Republic of Colombia	7.375%	9/18/37	13,499,000		16,097,557
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		994,250
Republic of Colombia, Senior Notes	7.375%	3/18/19	8,945,000		10,778,725
Total Colombia					27,870,532
Hungary — 1.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	4,680,000		4,777,957
Republic of Hungary, Senior Notes	6.375%	3/29/21	2,390,000		2,401,147
Total Hungary					7,179,104
Indonesia — 3.5%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	3,230,000		3,674,125	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	16,432,000,000	IDR	2,149,728
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	34,333,000,000	IDR	4,642,003
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	31,685,000,000	IDR	3,981,943
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	2,660,000		2,872,191	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	37,732,000,000	IDR	4,371,106
Total Indonesia					21,691,096
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	15,800,000	MYR	5,273,744
Mexico — 4.2%
Mexican Bonos, Bonds	8.000%	6/11/20	109,635,000	MXN	9,566,661
United Mexican States	8.125%	12/30/19	7,776,000		10,474,272
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	2,938,238
United Mexican States, Medium-Term Notes	5.625%	1/15/17	774,000		857,592
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		1,902,330
Total Mexico					25,739,093
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	4,638,000		5,414,865
Republic of Panama	9.375%	4/1/29	4,900,000		6,933,500
Total Panama					12,348,365
Peru — 3.9%
Republic of Peru	8.750%	11/21/33	6,945,000		9,358,387
Republic of Peru, Bonds	7.840%	8/12/20	12,452,000	PEN	4,772,625
Republic of Peru, Bonds	6.550%	3/14/37	1,128,000		1,226,700
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,161,000
Republic of Peru, Senior Notes	7.125%	3/30/19	1,350,000		1,599,750
Total Peru					24,118,462

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Poland — 2.0%
Republic of Poland, Bonds	5.500%	4/25/15	26,265,000	PLN	$9,207,836
Republic of Poland, Senior Notes	6.375%	7/15/19	2,950,000		3,297,333
Total Poland					12,505,169
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,630,000		1,691,125	(b)
Russia — 7.2%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		136,500	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,728,000		2,871,220	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	320,000		369,216	(b)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	105,000		149,205	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	404,000		708,515	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	34,657,090		40,483,987	(b)
Total Russia					44,718,643
Turkey — 8.4%
Republic of Turkey, Notes	6.750%	5/30/40	4,190,000		4,368,075
Republic of Turkey, Senior Bonds	5.625%	3/30/21	950,000		973,750
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000		11,305,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000		1,444,600
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000		2,925,000
Republic of Turkey, Senior Notes	6.875%	3/17/36	28,987,000		30,827,674
Total Turkey					51,844,099
United Arab Emirates — 0.3%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	1,590,000		1,724,471	(b)
Venezuela — 8.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	33,830,000		25,203,350	(b)
Bolivarian Republic of Venezuela	7.000%	12/1/18	7,220,000		4,999,850	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	1,674,000		1,025,325
Bolivarian Republic of Venezuela, Collective Action Securities	1.303%	4/20/11	4,752,000		4,761,504	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	10,661,000		7,302,785
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,850,000		3,884,650
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000		1,796,403
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	750,000		556,875
Total Venezuela					49,530,742
TOTAL SOVEREIGN BONDS (Cost — $337,247,033)					360,179,543
CORPORATE BONDS & NOTES — 41.6%
CONSUMER DISCRETIONARY — 3.5%
Media — 3.5%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,273,000		1,368,475	(b)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	190,000		204,250	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	6,050,000		6,440,394
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	7,980,000		8,805,156
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	4,090,000		4,703,500
TOTAL CONSUMER DISCRETIONARY					21,521,775
ENERGY — 17.6%
Oil, Gas & Consumable Fuels — 17.6%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	3,977,699		4,253,942	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,940,000		4,560,550
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	8,250,000		9,188,025	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,230,000		1,369,913	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	$6,945,000	$7,309,612	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,700,000	2,848,516	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	2,830,000	3,060,079	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,446,000	1,563,560	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	12,711,297
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,823,944
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,330,000	2,412,032
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,170,000	1,411,020
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	9,394,200
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,250,725	(b)
Petronas Capital Ltd.	5.250%	8/12/19	14,445,000	15,415,343	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,256,000	1,337,219	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,626,000	4,087,510	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	4,020,000	4,334,416	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,171,514	(b)
TNK-BP Finance SA	6.625%	3/20/17	2,593,000	2,780,993	(b)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	1,727,000	1,893,224	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	4,420,000	4,972,500	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,140,000	1,282,500	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000	563,500	(b)
TOTAL ENERGY				108,996,134
FINANCIALS — 0.9%
Commercial Banks — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,630,000	1,528,536	(b)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	740,000	738,134	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	820,000	816,913	(a)(b)
Total Commercial Banks				3,083,583
Diversified Financial Services — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,515,138	(b)
TOTAL FINANCIALS				5,598,721
INDUSTRIALS — 1.5%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,220,000	1,378,600	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	577,000	652,010	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,340,700	(b)
Total Building Products				3,371,310
Construction & Engineering — 1.0%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	940,000	1,034,000	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	3,580,000	3,932,630	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,190,000	1,184,050	(b)
Total Construction & Engineering				6,150,680
TOTAL INDUSTRIALS				9,521,990
MATERIALS — 7.7%
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	3,230,000	3,181,550	(b)
Metals & Mining — 6.0%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000	1,689,930	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,658,500	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,611,420	(b)
Evraz Group SA, Notes	8.875%	4/24/13	2,320,000	2,554,900	(b)
Evraz Group SA, Notes	8.250%	11/10/15	790,000	887,762	(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,471,250	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,410,000	1,655,876	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,266,660
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,440,000	1,454,658
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	10,526,646
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,404,049

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	$5,876,000	$6,294,665	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	605,000	(b)
Total Metals & Mining				37,081,316
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	2,915,000	3,370,705
Empresas CMPC SA, Notes	4.750%	1/19/18	1,540,000	1,519,610	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,440,000	1,569,600	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	890,000	923,375	(b)
Total Paper & Forest Products				7,383,290
TOTAL MATERIALS				47,646,156
TELECOMMUNICATION SERVICES — 7.6%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	11,981,000	11,292,093	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,037,000	979,965	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	2,207,000	2,129,755	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,291,815	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	2,370,000	2,340,375	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,124,000	1,247,640	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,820,000	1,994,720	(b)
Vimpel Communications, Notes	6.493%	2/2/16	505,000	525,200	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	6,305,000	6,889,568	(b)
Total Diversified Telecommunication Services				28,691,131
Wireless Telecommunication Services — 3.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,860,000	3,164,315
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	2,077,352	(b)
True Move Co., Ltd.	10.750%	12/16/13	1,210,000	1,315,875	(b)
True Move Co., Ltd.	10.375%	8/1/14	3,058,000	3,317,930	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	7,880,000	8,569,500	(b)
Total Wireless Telecommunication Services				18,444,972
TOTAL TELECOMMUNICATION SERVICES				47,136,103
UTILITIES — 2.8%
Electric Utilities — 1.9%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	2,605,000	2,930,625	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,580,000	1,777,500	(b)
EEB International Ltd.	8.750%	10/31/14	880,000	950,400	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,750,000	1,890,000	(b)
Eskom Holdings Ltd., Senior Bonds	5.750%	1/26/21	620,000	631,625	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,344,800	(b)
Total Electric Utilities				11,524,950
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,581,535	(b)
Multi-Utilities — 0.5%
E-CL SA, Notes	5.625%	1/15/21	1,600,000	1,608,330	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,511,400	(b)
Total Multi-Utilities				3,119,730
TOTAL UTILITIES				17,226,215
TOTAL CORPORATE BONDS & NOTES (Cost — $238,480,617)				257,647,094
		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)		4/15/20	11,745	349,414	*
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $576,091,745)				618,176,051

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/9/11	$34,000	$33,994	(c)(d)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	385,000	384,902	(c)(d)
TOTAL SHORT-TERM INVESTMENTS (Cost — $418,896)				418,896
TOTAL INVESTMENTS — 100.0% (Cost — $576,510,641#)				$618,594,947

†       Face amount denominated in U.S. dollars, unless otherwise noted.

*       Non-income producing security.

(a)    Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)    Rate shown represents yield-to-maturity.

(d)    All or a portion of this security is held at the broker as collateral for open futures contracts.

#       Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	- Brazilian Real
EUR	- Euro
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol
PLN	- Polish Zloty

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Summary of Investments by Country **

Mexico	13.3%
Brazil	12.3%
Russia	11.4%
Turkey	8.4%
Venezuela	8.1%
Colombia	5.9%
Argentina	5.9%
Peru	3.9%
Malaysia	3.6%
Indonesia	3.5%
Cayman Islands	2.4%
Chile	2.4%
Thailand	2.1%
Poland	2.0%
Panama	2.0%
Kazakhstan	1.7%
Ireland	1.7%
Qatar	1.6%
Hungary	1.2%
United Kingdom	1.1%
United Arab Emirates	1.0%
United States	0.9%
Luxembourg	0.9%
Netherlands	0.9%
Trinidad and Tobago	0.5%
British Virgin Islands	0.4%
India	0.3%
Germany	0.2%
Bermuda	0.2%
South Africa	0.1%
Short-Term Investments	0.1%
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of March 31, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$360,179,543	—	$360,179,543
Corporate bonds & notes	—	257,647,094	—	257,647,094
Warrants	—	349,414	—	349,414
Total long-term investments	—	$618,176,051	—	$618,176,051
Short-term investments†	—	418,896	—	418,896
Total investments	—	$618,594,947	—	$618,594,947
Other financial instruments:
Futures contracts	$298,123	—	—	$298,123
Forward foreign currency contracts	—	$116,624	—	116,624
Interest rate swaps	—	49,867	—	49,867
Total other financial instruments	$298,123	$166,491	—	$464,614
Total	$298,123	$618,761,438	—	$619,059,561

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$525,901	—	$525,901
Total	—	$525,901	—	$525,901

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund enters into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Other Risks.  Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(i) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period

Notes to Schedule of Investments (unaudited) (continued)

of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $525,901. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$54,103,334
Gross unrealized depreciation	(12,019,028)
Net unrealized appreciation	$42,084,306

At March 31, 2011, the Fund had the following open futures contracts:

Contracts to Buy:	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
U.S. Treasury 10-Year Notes	253	6/11	$29,816,783	$30,114,906	$298,123

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	JPMorgan Chase & Co.	1,419,600	$2,011,445	4/15/11	$12,152
Russian Ruble	JPMorgan Chase & Co.	91,989,150	3,217,472	6/15/11	104,472
					116,624
Contracts to Sell:
Euro	JPMorgan Chase & Co.	1,426,000	2,020,513	4/15/11	(6,716)
Euro	JPMorgan Chase & Co.	2,030,000	2,876,327	4/15/11	(32,936)
Euro	JPMorgan Chase & Co.	17,870,456	25,320,822	4/15/11	(486,249)
					(525,901)
Net unrealized loss on open forward foreign currency contracts					$(409,277)

At March 31, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse	$10,229,627	1/2/12	BRL-CDI*	10.560%	—	$25,981	**
Credit Suisse	14,805,077	1/2/12	BRL-CDI*	10.510%	—	23,886	**
Total	$25,034,704				—	$49,867

† Percentage shown is an annual percentage rate.

* Based on the Overnight Brazilian Interbank Deposit Rate. As of March 31, 2011, the Brazil CETIP Interbank Deposit (CDI) rate was 11.660%.

** Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$298,123	—	—	—	$49,867	$347,990
Foreign Exchange Contracts	—	—	$116,624	$(525,901)	—	(409,277)
Total	$298,123	—	$116,624	$(525,901)	$49,867	$(61,287)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$30,316,516
Forward foreign currency contracts (to buy)	2,096,801
Forward foreign currency contracts (to sell)	21,909,883

Average Notional Balance
Interest rate swap contracts	$25,034,704

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: March 24, 2011